                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): August 23, 1995


                           Dynamic International, Ltd.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Nevada                       0-21475              93-1215401
           ------                       -------         ----------------------
(STATE OR OTHER JURISDICTION OF       (COMMISSION          (I.R.S. EMPLOYEE
INCORPORATION OR ORGANIZATION)        FILE NUMBER)      IDENTIFICATION NUMBER)


58 Second Avenue, Brooklyn NY                                       11215
----------------------------------------                            -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


Registrant's telephone number, including area code: (718) 369-4160
                                                   ----------------


Dynamic Classics, Ltd., 230 Fifth Avenue, New York, NY 10001
------------------------------------------------------------
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         (a) On June 26, 1996, Registrant dismissed Hoberman, Miller & Co., P.C. as its independent accountants ("Hoberman"). This action had been approved by Registrant's Board of Directors. During the past two years Hoberman did not issue a report on Registrant's financial statements that either contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

         During the period of their engagement from June 30, 1973 until June 26, 1996, there were no disagreements between Registrant and Hoberman on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreement, if not resolved to the satisfaction of Hoberman, would have caused them to make reference to the subject matter of the disagreement in connection with any report that was to have been, or will be, prepared for Registrant.

         (b) On July 11, 1996 the Board of Directors of Registrant appointed Moore Stephens, P.C. as its independent accountants, subject to ratification by Registrant's shareholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements

         Financial Statements will be filed by amendment to this Form 8-K.

         (c)     Exhibits

         1.      Registrant's Second Amended and Modified Plan of
                 Reorganization dated February 22, 1996 (the "Plan")*

         2. Errata Sheet and Correction Statement with respect to the Plan dated May 7, 1996*

         3.      Order Confirming the Plan dated May 23, 1996*

         4. Letter by independent accountants in connection with the disclosure under item 4 of this Report

_____________

         *       Previously filed

                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: October 23, 1996



                                           DYNAMIC INTERNATIONAL, LTD.


                                           By:  /s/ Marton Grossman
                                               -----------------------------
                                               Marton B. Grossman, President